Exhibit 99.1

neostem Your Cells your use www.neostem.com
NeoStem A subsidiary of Phase III Medical, Inc.

FORWARD LOOKING STATEMENT S THIS PRESENTATION CONTAINS "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF NEOSTEM, OR INDUSTRY RESULTS, TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. WHEN USED IN THIS CONFIDENTIAL PRESENTATION, STATEMENTS THAT ARE NOT STATEMENTS OF CURRENT OR HISTORICAL FACT MAY BE DEEMED TO BE FORWARDLOOKING STATEMENTS. ADDITIONALLY, STATEMENTS CONCERNING THE COMPANY'S ABILITY TO DEVELOP THE ADULT STEM CELL BUSINESS, THE FUTURE OF REGENERATIVE MEDICINE AND THE ROLE OF ADULT STEM CELLS IN THAT FUTURE, THE FUTURE USE OF ADULT STEM CELLS AS A TREATMENT OPTION AND THE POTENTIAL REVENUE GROWTH OF SUCH BUSINESS ARE FORWARD-LOOKING STATEMENTS. THE COMPANY'S ABILITY TO ENTER THE ADULT STEM CELL ARENA AND FUTURE OPERATING RESULTS ARE DEPENDENT UPON MANY FACTORS, INCLUDING THOSE SET FORTH IN THE COMPANY"S SEC FILINGS. RECIPIENTS OF THIS PRESENTATION ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF.

Medical researchers, scientists, institutions, physicians, pharmaceutical companies, and biotechnology companies are racing to develop treatments of many diseases using stem cells

NeoStem is the first company that specializes in thecollection, processing, and long-term storage of adult stemcells for autologous use (Your cells for Your use) Two patent applications filed on collection and storage process Multiple use Unique biobank being developed

Disease Treatable with Stem Cells TODAY o Leukemias o Lymphoma o Multiple Myeloma o Radiation Sickness o Autoimmune Dx o Tissue Repair & Burns o Breast & Ovarian Cancer FUTURE POSSIBILITIES o Diabetes o Cardiovascular Dx o Spinal Cord Injuries o Skin Rejuvenation o Rheumatologic o Orthopaedic oStroke

Stem Cell Origination o Controversial o Embryo o Fetal Tissue o Non-Controversial o Umbilical Cord Blood o Bone Marrow o Adult Peripheral Blood (NeoStem)

Who should bank their stem cells? o Health conscious individuals o Individuals with family histories of heart disease, diabetes or cancer o Individuals diagnosed with cancer o Individuals that are exposed to radiation or harmful toxins because of their jobs o "First Responders," who may be exposed to lethal levels of radiation (firemen, policemen, military personnel andhomeland security personnel, etc.)

Stem Cells and Pluripotency



Stem Cell
-PRIMITIVE AND THUS UNSPECIALIZED
-SELF-RENEWING
-CAN DIFFERENTIATE INTO CELLS WITH SPECIFIC FUNCTIONS
Ectoderm
Skin
Hair
Brain
Nerves
Etc.
Mesoderm
Cardiac
Skeletal
Renal
Muscle
Blood
Etc.
Endoderm
Lung
Gut
Thyroid
Pancreas
Etc.

Autologous vs. Allogeneic Stem Cells Autologous Allogeneic Tissue Matching Not Required Required Rejection No Yes Graft v. Host No Yes Engraftment Faster Slower Immune Recon. Faster Slower HIV, Hepatitis etc. from Donor None Possible

Appeal to Insurance Companies -$avings Autologous Allogeneic Hospitalization Short (<5 days) Long (>30 days) Time to Tx 1-2 days 90 days (avg.) Cost of Cells ~$6,000 >$22,000 Total Cost of Tx ~$50,000 $300 -$500 K Minority Avail. With Storage Very Low Match Avail. Not Applicable <50% Post -Tx Drugs None ~$4,000/ yr.

Intellectual Property

- NeoStem has two pending U.S. patent applications describing key aspects of our process. These applications are:
  - Elective Collection and Banking of Autologous Peripheral Blood Stem Cells. Publication Number 20040258673, Application Number 10/819,342, Priority Date April 2003
    - This pending patent application addresses the process by which NeoStem prepares and stores stem cells collected from the peripheral blood by an apheresis process
    - Our methodology to separate primary stem cells and store them in numerous aliquots in order to be used for individual disease-related therapies
    - This enables the client to maintain sufficient primary stem cells in the bank for future use without the need and possible complications of *in vitro* stem cell expansion. As a result, each collection results in multiple doses of stem cells

Intellectual Property (Cont.) - System Capable of Treating and Defining Various Disease States Using Stem Cells. Publication Number 20040265281, Application Number 10/819,398 Priority Date April 2003 o This pending application addresses the use of stored stem cells to form the basis for a data set that will provide statistical information on the etiology of disease o The establishment of a broad bank of stem cells will allow the Company to capitalize on the information contained within these cells that can be sold to pharmaceutical companies to in connection with pre-clinical research and discovery o Each client is asked to donate a small number of cells to this data bank There can be no assumption that either of these pending U.S. patent applications will ultimately issue as patents

Radiation Sickness (Hematopoietic Syndrome) At 3.5 Gy 50% will die within 60 days w/o intervention Primary cause of death is infection Individuals exposed to 0.7 - 4.0 grays (Gy) will develop syndrome Rescue through Stem Cell transplant - treatment of choice Success rate very high when administered within 7-10 days following exposure Banking Stem Cell for autologous use critical to First Responders, Military, etc.

Percutaneous Autologous Bone Marrow Grafting for Nonunions

Hernigou P et al. J Bone & Joint Surg 87A: 1430, 2005



Fracture

Nonunion

1m post BMSC

2m post BMSC

3m post BMSC

Chronic Heart Disease o 5 million people in U.S. have chronic heart disease - 550K new diagnoses each year o Until now no effective therapy o Adult stem cells are being used to repair heart muscle o American Heart Association ranks restoration of failing hearts by adult stem cells among top 10 lifesaving advances of 2004

Potential Routes of Direct Delivery of Stem cells to Heart


B C
D
CATHETER
A

A. Direct intramyocardial through the epicardium

B. Direct intramyocardial via the endocardium

C. Intracoronary

D. Retroperfusion via the cardiac veins

From: Mathur, A and Martin, JF Lancet 364: 183, 2004

University of Pittsburgh School of Medicine • 20 patients w/ severe chronic heart disease - NY Heart Assoc Classification III & IV - 35% ejection fraction (55% normal adult) • 10 patients received by-pass surgery & adult stem cells during surgery • 10 patients received by-pass surgery only • At six month follow-up average ejection fractions were: - 46.1 % adult stem cell therapy (83% of normal) - patients cured - 37.2 % w/o adult stem cell therapy (67% of normal) - patients continue to suffer from severe chronic heart disease

Texas Heart Institute o Post-AMI Trial o 14 patients with an average age of 56 received the stem cell therapy o 7 patients served as a control group o At 4 months, the treated patients had a sustained improvement in pumping power and ability to supplyblood to the body o FDA Approved Trial in US March 2004

From: Evangelos V. Badiavas and Vincent Falanga Arch.Dermatol. 139:510, 2003

Comp Table Capital Raised in 2005 Net 52 last 12 2005 Income/ Current Week 52 Week Market Shares Months Revenues (Loss) Company Smbl Price Hi Low Cap (Mil) O/S (Mil) (Mil) (000) (000) Celgene Corp CELG $42.5 $49.4 $22.6 $14,903.0 350.7 $30.0 $536,941.0 $63,660.0 Geron Corp GERN $7.0 $12.2 $6.0 $463.1 66.2 $4.0 $6,158.0 ($33,528.0) BioStem, Inc. BTEM $2.7 $7.0 $0.3 $464.3 175.2 $0.0 $1,085.1 ($940.0) ViaCell Inc VIAC $4.0 $7.1 $3.6 $154.5 38.6 $0.0 $44,443.0 ($14,667.0) StemCells Inc STEM $2.3 $6.2 $1.8 $179.7 77.7 $35.8 $205.9 ($11,738.0) Aastrom BioScience ASTM $1.2 $2.9 $1.1 $142.0 119.3 $25.5 $909.0 ($11,811.0) Cytori Therapeutics CYTX $5.0 $9.6 $4.1 $87.7 17.5 $16.8 $6,005.0 ($26,538.0) CryoCell, Inc CCEL $2.6 $4.0 $2.1 $30.1 11.6 $0.0 $14,450.3 $1,033.0 Cord Blood America CBAI $0.1 $0.4 $0.1 $4.1 40.5 $5.0 $2,277.5 ($6,126.1)

Management/Directors/Staff

- **Robin Smith, M.D., MBA,** NeoStem Chairman of the Board and CEO, Chairman Advisory Board of China Biopharmaceuticals (OTC BB: CHBP), Chairman of NYU-Hospital for Joint Diseases

- **Mark Weinreb,** NeoStem Director and President, Former Owner, Bio Health Laboratories

- **Larry A. May,** NeoStem Chief Financial Officer, Former Treasurer, Amgen (NASDAQ: AMGN)

- **Wayne A. Marasco, M.D., Ph.D.,** NeoStem Director, Senior Scientific Advisor, Associate Professor-Department of Cancer and Immunology, Dana-Farber Cancer Institute, Associate Professor of Medicine, Harvard Medical School

- **Denis Rodgerson, Ph.D.** NeoStem Director of Stem Cell Science, Founder of NeoStem, Former Founder of StemCyte, Former Head of Clinical Chemistry and Toxicology and Clinical Laboratory Computing, UCLA Medical Center

- **George Smith, M.D.,** NeoStem Medical Director Laboratory Operations in California. Among his many distinguished career accomplishments, Dr Smith is cofounder of UCLA Bone Marrow Transplant Center

- **Catherine M. Vaczy,** NeoStem VP & General Counsel, Former VP and Associate General Counsel, ImClone (NASDAQ: IMCL)

- **Joseph Zuckerman, M.D.,** NeoStem Director, Chairman of NYU-Hospital for Joint Diseases, Department of Orthopaedic Surgery

Contact Information NeoStem, Inc. 420 Lexington Avenue Suite 450 New York, NY 10170 Main Phone: (212) 584-4180 Fax: (646) 514-7787 Web Site: www.neostem.com